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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21689

The Piedmont Investment Trust
(Exact name of registrant as specified in charter)

120 Club Oaks Court, Suite 200 Winston-Salem, North Carolina	27104
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(336) 765-2020

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2016

(Unaudited)

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Piedmont Select Equity Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

The Piedmont Select Equity Fund Letter to Shareholders	November 4, 2016

For the six month period ended 9/30/2016, The Piedmont Select Equity Fund (the “Fund”), was up 6.07% versus the Standard & Poor’s 500 Index (the “S&P 500”) which was up 6.40%. The recent returns for the S&P 500 have been influenced positively by semi-conductor and financial stocks while health care has performed poorly. We are under-represented in semi-conductor and financials and over-represented in health care and consumer discretionary. It seems the consumer has come to realize that the election is a choice between two candidates who are either ethically challenged or morally suspect. You can decide which is which. Importantly, one will be elected President of the United States. Either candidates presidency finally seems to be affecting both investor and consumer confidence and may lead to undesirable stock market action independent of the outcome of the election and the policies of the winner.

During this semi-annual period, the leading performer was Papa John’s International, Inc., up 46.3% which is a familiar name on the outperformance list. The stock traded recently above $75 per share and the Fund’s cost is below $12 per share. We think the outlook for the company remains attractive. Copart, Inc. was the second best performer, up 34.4% which is again a familiar name on this list and is a long-term holding.

Finally, the third best outperformer was Microchip Technology, Inc., a relative newcomer to the Fund’s portfolio having been purchased in 2013. As noted above, semi-conductor stocks have been in favor recently and Microchip Technology, Inc. has also been rumored to be a takeover candidate. We hope Microchip Technology, Inc. will remain independent, as financially strong, well-managed and growing companies are becoming increasingly difficult to find.

On the negative side, Chicago Bridge & Iron Co. N.V. was down 28.5% for the six month period. The company is linked to construction in the oil industry and has shown some weakness in revenues and earnings. We believe the company’s broader exposure to infrastructure spending will provide growth and more importantly, earnings in the coming years. The second leading loser was the Tractor Supply Co., down 25.1% for the semi-annual period. A combination of the declining outlook for the farm economy and the weakness in retail stocks overall has impacted Tractor Supply. This is a well-managed company and we believe that as the industry improves and perceptions change, the value of this business will become evident.

Inexplicably in third place on this losing list is NIKE, Inc. We believe this is one of the great growth companies in the world whose dominance in sports apparel is supposedly being threatened by a company one tenth its size, whose sales and earnings missed targets in the latest quarter while NIKE continued to grow. In our opinion, the machines, which seem to unthinkingly manage most money these days, have missed the mark on NIKE. We have owned this stock since 2009 with an average cost of below $12. The stock is trading near its 12 month low of $49.

The market in general is slightly below an all-time high and we struggle to understand what is supporting those prices in the near-term. We intend to raise some cash and perhaps short some stocks with extended prices and less exciting prospects before the election. At year end a reappraisal of the future will be conducted.

Sincerely,

David B. Gilbert

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-859-5865.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-859-5865 and a copy will be sent to you free of charge or download a copy at www.piedmontselectequityfund.com. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

The Piedmont Select Equity Fund

Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Piedmont Select Equity Fund and the S&P 500® Index

	Average Annual Total Returns(a) (for periods ended September 30, 2016)
	1 Year	5 Years	10 Years
The Piedmont Select Equity Fund	7.60%	12.35%	5.29%
S&P 500® Index	15.43%	16.37%	7.24%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Piedmont Select Equity Fund

Portfolio Holdings
September 30, 2016 (Unaudited)

The Piedmont Select Equity Fund vs. S&P 500® Index
Sector Exposure

Top 10 Equity Positions

Security Description	% of Net Assets
Papa John's International, Inc.	4.6%
Microchip Technology, Inc.	4.3%
J.M. Smucker Co. (The)	4.2%
Quintiles Transnational Holdings, Inc.	4.1%
Allergan plc	4.0%
Facebook, Inc. - Class A	4.0%
Visa, Inc. - Class A	3.9%
Waters Corp.	3.7%
Continental Resources, Inc.	3.7%
Alphabet, Inc. - Class C	3.6%

The Piedmont Select Equity Fund

Schedule of Investments
September 30, 2016 (Unaudited)

Shares	COMMON STOCKS — 91.0%	Value
	Consumer Discretionary — 19.2%
	Distributors — 3.4%
25,000	LKQ Corp. *	$886,500

	Hotels, Restaurants & Leisure — 4.6%
15,000	Papa John's International, Inc.	1,182,750

	Media — 3.2%
9,000	Walt Disney Co. (The)	835,740

	Specialty Retail — 5.1%
12,000	CarMax, Inc.*	640,200
10,000	Tractor Supply Co.	673,500
		1,313,700
	Textiles, Apparel & Luxury Goods — 2.9%
14,000	NIKE, Inc. - Class B	737,100

	Consumer Staples — 4.2%
	Food Products — 4.2%
8,000	J.M. Smucker Co. (The)	1,084,320

	Energy — 6.3%
	Energy Equipment & Services — 2.6%
6,000	Core Laboratories N.V.	673,980

	Oil, Gas & Consumable Fuels — 3.7%
18,000	Continental Resources, Inc.*	935,280

	Financials — 3.3%
	Banks — 3.3%
20,000	U.S. Bancorp	857,800

	Health Care — 18.8%
	Health Care Providers & Services — 4.6%
7,000	Cardinal Health, Inc.	543,900
4,000	Henry Schein, Inc. *	651,920
		1,195,820
	Life Sciences Tools & Services — 7.8%
13,000	Quintiles Transnational Holdings, Inc. *	1,053,780
6,000	Waters Corp. *	950,940
		2,004,720

The Piedmont Select Equity Fund

Schedule of Investments (Continued)

Shares	COMMON STOCKS — 91.0% (Continued)	Value
	Health Care — 18.8% (Continued)
	Pharmaceuticals — 6.4%
4,500	Allergan plc *	$1,036,395
20,000	Roche Holding AG - ADR	619,400
		1,655,795
	Industrials — 11.4%
	Air Freight & Logistics — 2.8%
14,000	Expeditors International of Washington, Inc.	721,280

	Commercial Services & Supplies — 6.4%
15,856	Copart, Inc. *	849,247
18,194	US Ecology, Inc.	815,819
		1,665,066
	Construction & Engineering — 2.2%
20,000	Chicago Bridge & Iron Co. N.V.	560,600

	Information Technology — 18.9%
	Internet Software & Services — 7.6%
1,203	Alphabet, Inc. - Class C *	935,080
8,000	Facebook, Inc. - Class A *	1,026,160
		1,961,240
	IT Services — 3.9%
12,000	Visa, Inc. - Class A	992,400

	Semiconductors & Semiconductor Equipment — 4.3%
18,000	Mircochip Technology, Inc.	1,118,520

	Software — 3.1%
10,000	ServiceNow, Inc. *	791,500

	Materials — 5.9%
	Chemicals — 5.9%
7,443	Ecolab, Inc.	905,962
6,000	Monsanto Co.	613,200
		1,519,162
	Real Estate — 3.0%
	Equity Real Estate Investment Trusts (REITs) — 3.0%
12,000	W.P. Carey, Inc.	774,360

	Total Common Stocks (Cost $14,888,600)	$23,467,633

The Piedmont Select Equity Fund

Schedule of Investments (Continued)

Shares	MONEY MARKET FUNDS — 9.0%	Value
2,313,578	First American Government Obligations Fund - Class Z, 0.24% (a) (Cost $2,313,578)	$2,313,578

	Total Investments at Value — 100.0% (Cost $17,202,178)	$25,781,211

	Other Assets in Excess of Liabilities — 0.0% (b)	13,915

	Net Assets — 100.0%	$25,795,126

ADR - American Depositary Receipt
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of September 30, 2016.
(b)	Amount rounds to less than 0.1%.

See accompanying notes to financial statements.

The Piedmont Select Equity Fund

Statement of Assets and Liabilities
September 30, 2016 (Unaudited)

ASSETS
Investments in securities:
At cost	$17,202,178
At value (Note 2)	$25,781,211
Cash	1,190
Dividends receivable	30,192
Other assets	12,267
Total assets	25,824,860

LIABILITIES
Payable to Advisor (Note 5)	9,992
Payable to administrator (Note 5)	7,280
Other accrued expenses	12,462
Total liabilities	29,734

NET ASSETS	$25,795,126

NET ASSETS CONSIST OF:
Paid-in capital	$15,286,639
Accumulated net investment loss	(59,348)
Accumulated net realized gains from security transactions	1,988,802
Net unrealized appreciation on investments	8,579,033
NET ASSETS	$25,795,126

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,622,046

Net asset value, offering price and redemption price per share (Note 2)	$15.90

See accompanying notes to financial statements.

The Piedmont Select Equity Fund

Statement of Operations
For the Six Months Ended September 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividend income (Net of foreign tax of $1,200)	$133,975

EXPENSES
Investment advisory fees (Note 5)	114,255
Administration fees (Note 5)	19,465
Professional fees	18,370
Fund accounting fees (Note 5)	16,298
Registration and filing fees	13,496
Insurance expense	7,469
Transfer agent fees (Note 5)	6,000
Trustees’ fees (Note 5)	4,800
Custody and bank service fees	4,130
Distributor services fees (Note 5)	3,000
Printing of shareholder reports	2,032
Postage and supplies	1,758
Other expenses	2,978
Total expenses	214,051
Less fees waived by the Advisor (Note 5)	(42,680)
Net expenses	171,371

NET INVESTMENT LOSS	(37,396)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investments	507,870
Net change in unrealized appreciation (depreciation) on investments	1,013,460

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,521,330

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,483,934

See accompanying notes to financial statements.

The Piedmont Select Equity Fund

Statements of Changes in Net Assets

	Six Months Ended September 30, 2016 (Unaudited)	Year Ended March 31, 2016
FROM OPERATIONS
Net investment loss	$(37,396)	$(89,273)
Net realized gains from investments	507,870	2,675,087
Net change in unrealized appreciation (depreciation) on investments	1,013,460	(3,417,007)
Net increase (decrease) in net assets from operations	1,483,934	(831,193)

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	—	(2,110,048)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	25,500	51,825
Reinvestment of distributions to shareholders	—	434,339
Payments for shares redeemed	(139,077)	(430,437)
Net increase (decrease) in net assets from capital share transactions	(113,577)	55,727

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,370,357	(2,885,514)

NET ASSETS
Beginning of period	24,424,769	27,310,283
End of period	$25,795,126	$24,424,769

ACCUMULATED NET INVESTMENT LOSS	$(59,348)	$(21,952)

CAPITAL SHARE ACTIVITY
Shares sold	1,594	3,191
Shares issued in reinvestment of distributions to shareholders	—	27,860
Shares redeemed	(8,786)	(27,149)
Net increase (decrease) in shares outstanding	(7,192)	3,902
Shares outstanding, beginning of period	1,629,238	1,625,336
Shares outstanding, end of period	1,622,046	1,629,238

See accompanying notes to financial statements.

The Piedmont Select Equity Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2016 (Unaudited)		Year Ended March 31, 2016	Year Ended March 31, 2015		Year Ended March 31, 2014		Year Ended March 31, 2013		Year Ended March 31, 2012
Net asset value at beginning of period	$14.99		$16.80	$16.44		$13.62		$12.52		$11.07

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.05)	(0.05)		(0.06)		(0.03)		(0.02)
Net realized and unrealized gains (losses) on investments	0.93		(0.46)	0.81		2.88		1.13		1.47
Total from investment operations	0.91		(0.51)	0.76		2.82		1.10		1.45

Less distributions:
From net realized gains on investments	—		(1.30)	(0.40)		—		—		—

Net asset value at end of period	$15.90		$14.99	$16.80		$16.44		$13.62		$12.52

Total return (a)	6.07	%(b)	(3.33%)	4.70%		20.70%		8.79%		13.10%

Net assets at end of period (000’s)	$25,795		$24,425	$27,310		$27,956		$24,113		$23,269

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.69	%(c)	1.66%	1.67%		1.72%		1.82%		1.79%

Ratio of net expenses to average net assets (d)	1.35	%(c)	1.35%	1.39	%(e)	1.38	%(e)	1.38	%(e)	1.35%

Ratio of net investment loss to average net assets (d)	(0.29	%)(c)	(0.34%)	(0.29%)		(0.37%)		(0.25%)		(0.21%)

Portfolio turnover rate	24	%(b)	33%	13%		24%		43%		28%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions, if any, are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
(d)	Ratio was determined after advisory fee waivers (Note 5).
(e)	The ratio of net expenses to average net assets is greater than the expense limit of 1.35% due to dividend and brokerage expense on securities sold short and interest expense, if any (Note 5).

See accompanying notes to financial statements.

The Piedmont Select Equity Fund

Notes to Financial Statements
September 30, 2016 (Unaudited)

1. Organization

The Piedmont Select Equity Fund (the “Fund”) is a non-diversified series of The Piedmont Investment Trust (the “Trust”), which is organized as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund commenced the public offering of its shares on April 26, 2005.

The investment objective of the Fund is to provide long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities Valuation — The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Board of Trustees (the “Trustees”). In calculating the Fund’s net asset value, portfolio securities are generally calculated at market value using quotations from the primary market in which they are traded. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. Pursuant to policies adopted by the Trustees, the investment advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. The Fund may be unable to receive the portfolio security’s fair value if the Fund should sell the security. The Trustees monitor and evaluate the Fund’s use of fair value pricing and periodically review the results of any fair valuation under the Fund’s policies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The Piedmont Select Equity Fund

Notes to Financial Statements (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$23,467,633	$—	$—	$23,467,633
Money Market Funds	2,313,578	—	—	2,313,578
Total	$25,781,211	$—	$—	$25,781,211

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of September 30, 2016, the Fund did not have any transfers into and out of any Level. In addition, the Fund did not have any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of September 30, 2016. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation — The net asset value of the Fund’s shares is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment Transactions — Investment transactions are accounted for on trade date. Realized gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

Securities Sold Short — The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included on the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but

The Piedmont Select Equity Fund

Notes to Financial Statements (Continued)

not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The broker may charge interest if a specified portion of the collateral is not held in cash. As of September 30, 2016, the Fund had no outstanding securities sold short.

Dividends and Distributions — Distributions to shareholders arising from net investment income and from net realized capital gains (if any) are declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. There were no distributions paid to shareholders during the six months ended September 30, 2016. The tax character of the Fund’s distributions paid during the year ended March 31, 2016 was long-term capital gains.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Federal Income Tax

The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Piedmont Select Equity Fund

Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of September 30, 2016:

Cost of portfolio investments	$17,202,178
Gross unrealized appreciation	$8,850,799
Gross unrealized depreciation	(271,766)
Net unrealized appreciation	8,579,033
Undistributed long-term gains	1,480,932
Other gains	448,522
Accumulated earnings	$10,508,487

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for the current and all open tax years (tax years ended March 31, 2013 through March 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

4. Investment Transactions

During the six months ended September 30, 2016, cost of purchases and sales of investment securities, other than short-term investments and U.S. government securities, were $6,195,140 and $5,407,390, respectively.

5. Transactions with Related Parties

A Trustee and certain officers of the Trust are also officers of Sheets Smith Wealth Management, Inc. (the “Advisor”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT

Under the terms of an Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.90% of the Fund’s average daily net assets.

The Advisor has entered into an Expense Limitation Agreement (“ELA”) with the Fund under which it has agreed to waive its investment advisory fees and to assume other expenses of the Fund, if necessary, in order to limit the Fund’s total operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, brokerage costs and transaction-related expenses, acquired fund fees and expenses, dividend expense on securities sold short and payments, if any, under a Rule 12b-1 Plan) to not more than 1.35% of the Fund’s average daily net assets. This ELA is currently in effect until August 1, 2017 and may continue from year-to-year thereafter, provided such continuation is approved by the Trustees. Accordingly, during the six months ended September 30, 2016, the Advisor waived investment advisory fees of $42,680. This amount is not subject to recapture in future periods.

The Piedmont Select Equity Fund

Notes to Financial Statements (Continued)

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Advisor or Ultimus are not compensated by the Fund for their services. Each Trustee who is not an affiliated person of the Advisor or Ultimus (an “Independent Trustee”) receives from the Fund an annual retainer of $3,000, paid quarterly, a fee of $250 for attendance at each in-person meeting of the Trustees and a fee of $150 for attendance at each telephonic meeting of the Trustees. The Fund reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings.

OTHER SERVICE PROVIDERS

Ultimus provides administration, fund accounting, and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Fund’s principal underwriter. The Distributor receives fees from the Fund for such services. The Distributor is an affiliate of Ultimus.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

The Piedmont Select Equity Fund

About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2016 through September 30, 2016).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

The Piedmont Select Equity Fund

About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,060.70	$6.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	$6.81

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.35% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5865, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5865, or on the SEC’s website at http://www.sec.gov.

The Fund files a complete listing of its portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5865. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Piedmont Select Equity Fund

Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the continuance of the Fund’s Investment Advisory Agreement with the Advisor for an additional one year term. Approval took place at an in-person meeting held on May 12, 2016, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Fund including, without limitation, its investment advisory services, its coordination of services provided to the Fund by the Fund’s other service providers, its compliance procedures and practices, and its efforts to promote the Fund, grow the Fund’s assets and assist in the distribution of its shares. The Board noted that the Trust’s President, Treasurer, Chief Compliance Officer, principal executive officer and principal financial officer are employees of the Advisor, and serve the Trust without additional compensation from the Fund. After considering the foregoing information and further information from the Advisor (e.g., descriptions of the Advisor’s business and the Advisor’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Fund.

The investment performance of the Fund and Advisor. In this regard, the Board compared the performance of the Fund with the performance of the S&P 500 Index, its primary benchmark, and comparable funds managed by other advisers. The Board noted that, while the Fund’s performance trailed the S&P 500 Index and the average for funds within its peer group having less than $50 million in assets for the fiscal year ended March 31, 2016, the Fund’s long-term performance has been satisfactory. The Board also considered the consistency of the Advisor’s management of the Fund with the Fund’s investment objective and policies. Following consideration of the short-term and long-term investment performance of the Fund and its Morningstar ratings, the Advisor’s experience in managing the Fund and separate accounts, the Advisor’s historical investment performance and other factors, the Board concluded that the investment performance of the Fund and the Advisor has been satisfactory.

The costs of the services provided and profits realized by the Advisor from its relationship with the Fund. In this regard, the Board considered the Advisor’s staffing, personnel and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset levels of the Fund; and the overall expenses of the Fund. The Board considered the Fund’s Expense Limitation Agreement with the Advisor, and the Advisor’s current and past fee reductions and expense reimbursements under the Expense Limitation Agreement. The Board reviewed the financial statements of the Advisor and considered its financial condition.

The Piedmont Select Equity Fund

Approval of Investment Advisory Agreement (Unaudited) (Continued)

The Board also considered potential benefits to the Advisor in managing the Fund, including the Advisor’s ability to place small accounts into the Fund and the automatic reinvestment of dividends and distributions in additional Fund shares. The Board compared the fees and expenses of the Fund (including the management fee) to a peer group of other funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of the fund and the nature of the investment strategy and markets in which the Fund invests, among other factors. The Board noted that, although the Fund’s management fee is higher than the average for funds within its peer group having less than $50 million in assets, its net expense ratio (after contractual fee reductions) is lower than the average for such funds. The Board also noted that the average 12b-1 fee charged by funds within the peer group having less than $50 million in assets was 0.18%, whereas the Fund does not charge a 12b-1 fee. Following these comparisons, and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Advisor by the Fund are appropriate and within the range of what would have been negotiated at arm’s length.

The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Advisor involve both a management fee and an Expense Limitation Agreement. The Board determined that, while the management fee remains the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement and would likely continue to do so until the Fund’s assets grow to a level where the Advisor receives its full fees. Following consideration of the Fund’s projected asset levels, expectations for growth and levels of fees, the Board determined that the Fund’s fee arrangements with the Advisor continue to provide benefits through the Expense Limitation Agreement and that, at the Fund’s current and projected asset levels for the next year, the Fund’s arrangements with the Advisor are fair and reasonable.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

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The Piedmont Select Equity Fund

is a series of

The Piedmont Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
The Piedmont Select Equity Fund	Sheets Smith Wealth Management, Inc.
c/o Ultimus Fund Solutions, LLC	120 Club Oaks Court, Suite 200
225 Pictoria Drive, Suite 450	Winston Salem, North Carolina 27104
Cincinnati, OH 45246

Toll-Free Telephone:	World Wide Web @:
1-888-859-5865	piedmontselectfund.com

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, management style risk, sector risk, nondiversified fund risk, issuer risk, mid-cap risk, interest rate risk and credit risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.piedmontselectfund.com or by calling Shareholder Services at 1-888-859-5865. The prospectus should be read carefully before investing.

Stated performance in the Fund was achieved at some or all points during the year by waiving or reimbursing part of the Fund’s total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Semi-Annual Report was first distributed to shareholders on or about November 29, 2016.

For More Information on Your Piedmont Select Equity Mutual Fund:

See Our Web site @ www.piedmontselectfund.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5865

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Piedmont Investment Trust

By (Signature and Title)*		/s/ David B. Gilbert
David B. Gilbert, Trustee, President, Treasurer,
Principal Executive Officer & Principal Accounting Officer

Date	November 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David B. Gilbert
David B. Gilbert, Trustee, President, Treasurer,
Principal Executive Officer & Principal Accounting Officer

Date	November 22, 2016

*	Print the name and title of each signing officer under his or her signature.